UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2006

Federal Agricultural Mortgage Corporation
(Exact name of registrant as specified in its charter)

Federally chartered
instrumentality of
the United States                        0-17440                        52-1578738
(State or other jurisdiction of                (Commission               (I.R.S. Employer
      incorporation or organization)                   File Number)              Identification No.)

     1133 Twenty-First Street, N.W., Suite 600, Washington, D.C.        20036
(Address of principal executive offices)         (Zip Code)

Registrant’s telephone number, including area code: (202) 872-7700

  No change
(Former name or former address, if changed since last report)

Item 1.01.	Entry into a Material Definitive Agreement.

Compensation Actions

In connection with its annual review of director compensation, on June 1, 2006 the Registrant’s Board of Directors made the following changes to director compensation effective immediately:

•	The annual retainer payable to directors was increased from $12,500 to $14,000.
•	The per diem for attending Board and Committee meetings was increased from $750 per day to $1,000 per day.
•	The annual retainer payable to the Chairman of the Board was increased from $17,500 to $21,500.
•	The annual retainer payable to the Chairman of the Audit Committee was increased from $15,000 to $19,000.

In connection with its annual review of executive compensation, on June 1, 2006 the Registrant’s Board of Directors amended management employment contracts as follows:

•
The Employment Contract between Henry D. Edelman, President and Chief Executive Officer, and the Registrant was amended to change the base salary from $514,100 per year to $538,247 per year effective July 1, 2006 and to extend the term to June 1, 2011.

•
The Employment Contract between Timothy L. Buzby, Vice President - Controller, and the Registrant was amended to change the base salary from $226,560 per year to $237,888 per year effective July 1, 2006 and to extend the term to June 1, 2010.

•
The Employment Contract between Nancy E. Corsiglia, Vice President - Finance and Chief Financial Officer, and the Registrant was amended to change the base salary from $329,800 per year to $345,290 per year effective July 1, 2006 and to extend the term to June 1, 2010.

•
The Employment Contract between Jerome G. Oslick, Vice President - General Counsel, and the Registrant, which will expire according to its terms on June 1, 2007, was amended to change the base salary from $258,827 per year to $261,305 per year effective July 1, 2006.

•
The Employment Contract between Tom D. Stenson, Vice President - Agricultural Finance, and the Registrant was amended to change the base salary from $270,009 per year to $282,691 per year effective July 1, 2006 and to extend the term to June 1, 2010.

•
The Employment Contract between Mary K. Waters, Vice President - Corporate Relations, and the Registrant was amended to change the base salary from $130,000 per year to $143,000 per year effective July 1, 2006 and to extend the term to June 1, 2008.

Also in connection with the annual review of executive compensation by the Registrant’s Board of Directors, on June 1, 2006 the Board awarded performance-based cash bonuses to certain members of management as follows: Henry D. Edelman, $410,605; Timothy L. Buzby, $91,757; Nancy E. Corsiglia, $192,376; Jerome G. Oslick, $21,646; Tom D. Stenson, $146,999; and Mary K. Waters, $44,200.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                FEDERAL AGRICULTURAL MORTGAGE CORPORATION

                By: /s/ Jerome G. Oslick
                    Name: Jerome G. Oslick
                    Title:  Vice President - General Counsel

Dated: June 7, 2006